                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: November 9, 2000
                        (Date of earliest event reported)


                               GUITAR CENTER, INC.
             (exact name of registrant as specified in its charter)


          DELAWARE             COMMISSION FILE:          95-4600862
(State or other jurisdiction      000-22207            I.R.S. Employer
     of incorporation or                             Identification No.)
        organization)




                               5155 CLARETON DRIVE
                         AGOURA HILLS, CALIFORNIA 91301
          (Address of Principal executive offices, including zip code)



                                 (818) 735-8800
              (Registrant's telephone number, including area code)

================================================================================

GENERAL NOTE:     All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 9 or incorporated therein from the exhibit filed herewith as Exhibit 99.1, is intended to be "furnished" and not "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange
                  Act"), in accordance with the instructions for Form 8-K and the applicable provisions of Regulation FD. Accordingly, the reporting person, Guitar Center, Inc. (the "Company"), hereby expressly intends that no contents of this Report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this Report it incorporates the contents of this Report into a filing under the Securities Act of 1933, as amended, or the Exchange Act by an express reference identifying this particular Report but not in any event by a generalized incorporation by reference which does not specifically identify this Report. As also provided for in the instructions to Form 8-K, the Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS

                  99.1     Management Operating Model for 2001 as of November
                           9, 2000

ITEM 9.  REGULATION FD DISCLOSURE

MANAGEMENT DISCUSSION OF BUSINESS OUTLOOK FOR 2001

         On November 9, 2000, after the close of the stock market, senior management of the Company will discuss their outlook for
2001 in a teleconference with interested investors, research analysts and members of the media. As previously announced by press release on November 2, 2000, the call will be held at 2:00 p.m., Pacific Time,on November
9, 2000. The public can access the teleconference by dialing (800) 633-8137 or visiting the Web cast link at www.streetfusion.com to listen to the live broadcast on the day of the event. If you are unable to participate on the conference live, an "instant replay" will be available until midnight the 16th of November following the call's conclusion.
The public can access this service by dialing (800) 633-8284 or (858) 812-6440 internationally, and entering the passcode "16845390". It usually takes one hour following the conference to set up the recording.

         The principal purpose of the teleconference will be to provide management's views as to its operating plan for 2001. A summary of the operating plan which will be discussed on the teleconference is attached as Exhibit 99.1 and incorporated by reference herein. The contents of that exhibit and the comments made by management on the teleconference constitute forward-looking

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statements  and  were  and are  made in  express  reliance  on the  safe harbor provisions contained in Section 21E of the Securities Exchange Act of 1934. Such statements include, without limitation, statements relating to results presently deemed to be achievable by management in 2001, new stores we expect to open in 2001, trends in gross margin, average order size and comparative stores sales performance, growth in the Internet business, investments to be made including with respect to fulfillment and logistics, and other factors affecting growth in sales and earnings and the capital requirements of certain projects planned for 2001. Statements regarding new store openings are based largely on our current expectations and are necessarily subject to associated business risks related to, among other things, the timely construction, staffing and merchandising of those stores and other matters, some of which are outside of our control. The catalog and Internet businesses were only recently acquired by us and continue to be subject to significant fluctuations due to the growth of both businesses and the adaptation of new selling techniques, including third-party credit. Sales and earnings trends are also affected by many other factors including, among others, general economic conditions and the effectiveness of our promotion and merchandising strategies.

         The statements furnished in this Report and on the teleconference must be viewed in context and in light of the risks described above and under the caption "Risk Factors" below. In light of these risks, there can be no assurance that the forward-looking statements furnished in this Report or on the teleconference will in fact be realized. The statements made by our management and furnished in this Report and on the teleconference speak as of the date of this Report only, and it should not be assumed that the statements made herein remain accurate as of any future date. GUITAR CENTER DOES NOT PRESENTLY INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES.

RISK FACTORS

         In evaluating the information furnished in this Report or in the teleconference, investors should also carefully consider the following risk factors. There may be additional risks that we do not presently know of or that we currently consider immaterial. All of these risks could adversely affect our business, results of operations, liquidity and financial position.

RISKS RELATED TO PROJECTED OPERATING AND FINANCIAL INFORMATION

         The projected operating and financial information furnished with this Report or discussed on our teleconference represents our management's estimates as of the date of this Report. The projections, which are forward looking statements, were prepared by our management and are qualified by, and subject to, the assumptions and the other information contained in this Report or discussed on the teleconference. The projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the American Institute of Certified Public Accountants, any regulatory or professional agency or body, or generally accepted accounting principles. In addition, neither our independent public accountants nor any


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other  independent  expert  or  outside  party  has  compiled  or  examined  the projections and, accordingly, no such person has expressed any opinion or any other form of assurance with respect thereto. Without limiting the generality of the immediately preceding sentence, our outside auditors expressly disclaim any
association  with  the  information   furnished  with  this  Report  or  on  the
teleconference.

         The projections are based upon a number of assumptions and estimates that, while presented with numerical specificity are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We have stated possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. We do not endorse or otherwise accept any responsibility for any projections or reports published by any such persons.

         Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections being furnished by us will not materialize or will vary significantly from actual results. Accordingly, the projections are only an estimate of what management believes is realizable on the date of this Report. Actual results will vary from the projections and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is projected. IN LIGHT OF THE FOREGOING, INVESTORS ARE URGED TO PUT THE PROJECTIONS IN CONTEXT AND NOT TO PLACE UNDUE RELIANCE ON THEM.

         Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this Report could result in the actual operating results being different than the projections, and such differences may be adverse and material.

WE MAY BE UNABLE TO MEET OUR GROWTH STRATEGY.

         Our retail store growth strategy includes opening new stores and increasing sales at existing locations. We are pursuing an aggressive expansion strategy by opening additional stores in new and existing markets. As of September 30, 2000, we operated 80 stores. We opened 13 stores in 1999 and 16 stores in 1998, and plan to open 14 stores in 2000 and approximately 11 to 14 stores in 2001, consisting of 8 to 10 large format stores and 3 to 4 smaller format stores. Our expansion plan depends on a number of factors, including:

         -        Identification of suitable retail sites;
         -        Negotiation of acceptable lease terms;
         -        Hiring, training and retention of skilled personnel;


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         -        The successful implementation of our strategy to operate
                  smaller format stores in markets that cannot support our standard large format unit;
         - Sufficient management and financial resources to support the new locations; and
         -        Vendor support

         We cannot assure you that we will achieve our store expansion goals or that our new stores will achieve sales or profitability levels similar to our existing stores. Our expansion strategy includes clustering stores in existing markets. This has in the past and may in the future result in the transfer of sales to the new store and a reduction in the profitability of an existing store. In addition to the factors noted above, expansion to new markets may present unique competitive and merchandising challenges, including:

         -    Significant start-up costs, including promotion and advertising;
         - Construction, media, freight and other costs which are in excess of that historically experienced by us (which is the case, for example, in the Northeast particularly the New York Tri-State area);
         -    Management of stores in distant locations; and
         - Warehousing future retail locations (we do not currently warehouse our new locations but may if a unique situation becomes available).

         Historically, we have achieved significant sales growth in existing stores. Our quarterly comparable stores sales results have fluctuated significantly in the past and we do not expect comparable store sales to increase at historical rates. Our present expectation for 2001 is for comparable store sales increases of 5% to 7% for the full year. Comparable store sales is an important financial measure and any significant variance from our expectations could have a material effect on our results of operations.

         A variety of factors affect our comparable store sales results, including:

         -        Competition;
         -        Economic conditions;
         -        Consumer and music trends;
         -        Changes in our merchandise mix;
         -        Product distribution;
         -        Transfer of sales to new locations (I.E., market clustering);
                  and
         -        Timing of our promotional events.

         We also believe that our expansion may be accelerated by the acquisition of existing music product retailers or other companies with businesses complementary to our businesses. In the ordinary course of our business, we regularly consider, evaluate and enter into negotiations related to potential acquisition opportunities. We may pay for these acquisitions in cash or securities (including equity securities), or a combination of both. We cannot assure that attractive acquisition targets will be available at reasonable prices or that we will be successful in any such transaction. Acquisitions involve a number of special risks, including:

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         -        Diversion of our management's attention;
         -        Integration of the acquired business with our business; and
         - Unanticipated legal liabilities and other circumstances or events.

WE DEPEND ON SUPPLIERS.

         We depend significantly on our suppliers for both our existing stores and direct response unit as well as to meet our expansion goals. We do not have any long-term contracts with our suppliers, which we believe is customary in our industry. If we failed to maintain our relationships with our key brand name vendors, we believe this could have a material adverse effect on our business. We believe we currently have adequate supply sources; however, we cannot assure sufficient quantities or the appropriate mix of products will be available in the future to supply our existing stores and expansion plans. This risk is especially prevalent in new markets where our vendors have existing agreements with other dealers and thereby may be unwilling or unable to meet our requirements. Also, there are instances in which a supplier is unwilling to provide product to the direct response division even though they supply some or all of the retail stores, or vice versa.

WE HAVE COMPETITORS.

         Our industry is fragmented and highly competitive. We compete with many different types of retailers, including conventional retailers, as well as other catalog and e-commerce retailers, who sell many or most of the items we sell. We anticipate increased competition in our existing markets and planned new markets as other large format music product retailers execute their announced growth plans. Additionally, our expansion to new markets will be inhibited by established competitors in those markets. If our competitors adopt a new, innovative store format or retail selling method, or if a new competitor with substantial financial or other resources enters the market place, then we may fail to achieve market position gains or may lose market share.

WE DEPEND ON KEY PERSONNEL.

         Our success depends to a significant extent on the services of Larry Thomas, our Chairman and Co-CEO, and Marty Albertson, our President and Co-CEO, as well as our ability to attract and retain additional key personnel with the skills necessary to manage our existing business and growth plans. The loss of one or more of these individuals or other key personnel in the retail or direct response division could have a material adverse effect on our business, results of operations, liquidity and financial position. In June 1996, we entered into a five-year employment contract with both Mr. Thomas and Mr. Albertson. Additionally, we carry key man insurance on the lives of Mr. Thomas and Mr. Albertson in the amount of $5.0 million and $3.5 million, respectively. Historically, we have promoted employees from within our organization to fill senior operation, sales, and store management positions. In order to achieve our growth plans, we will depend upon


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our ability to retain and promote existing personnel to senior management, and we must attract and retain new personnel with the skills and expertise to manage our business. Given our growth rate and high employment levels in the economy, attracting and retaining the necessary skilled personnel in our retail and direct response divisions is expected to continue to be a significant management challenge. If we cannot hire, retain, and promote qualified personnel, our business, results of operations, financial condition and prospects could be adversely affected.

MEETING OUR FINANCIAL OBJECTIVES FOR 2001 WILL DEPEND NOT ONLY ON THE CONTINUED SUCCESSFUL OPERATION OF OUR RETAIL BUSINESS BUT ALSO ON CONTINUED RAPID GROWTH IN REVENUES AND OPERATING INCOME AT OUR RECENTLY ACQUIRED DIRECT RESPONSE DIVISION.

         Historically we have operated only retail stores and we have no experience in the catalog or Internet businesses. Our plan contemplates continued significant improvement in the catalog and Internet businesses due to growth in the market, increased acceptance of the Internet for electronic commerce, the availability of adequate capital to pursue business opportunities available to our direct response unit, completion of integration of the units without the incurrence of unexpected costs, and the application of merchandising strategies historically executed by Guitar Center including third party credit. These may not be correct assumptions.

ECONOMIC CONDITIONS COULD ADVERSELY IMPACT INDUSTRY RESULTS.

         Our business is sensitive to consumer spending patterns, which can be affected by prevailing economic conditions. A downturn in economic conditions in one or more of our markets could have a material adverse effect on our results of operations, financial condition, business and prospects. Although we are not as affected by lower consumer spending as most other retailers, we have experienced some impact during the third quarter of 2000. We plan to continue to address current economic conditions through promotional activities in our retail stores, catalog and at musiciansfriend.com. The level of promotional activity affects retail selling prices (gross margin) and advertising and other media costs (selling, general and administrative expenses).

WE MUST MANAGE EFFICIENTLY THE EXPANSION OF OUR WEBSITE AND THE SYSTEMS THAT PROCESS ORDERS IN OUR DIRECT RESPONSE BUSINESS.

         Our direct response business, particularly our e-commerce business, will require significant investments to respond to anticipated growth and competitive pressures. If we fail to rapidly upgrade our website in order to accommodate increased traffic, we may lose customers, which would reduce our net sales. Furthermore, if we fail to rapidly expand the computer systems and fulfillment infrastructure that we use to process and ship customer orders and process payments, we may not be able to successfully distribute customer orders. As a result, we could lose customers and our net sales could be reduced. We may experience difficulty in improving and maintaining such systems if our employees or contractors that develop or maintain our computer systems become


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unavailable to us. We have experienced periodic systems interruptions, which we believe will continue to occur, while enhancing and expanding these computer systems.

WE INTEND TO IMPLEMENT A NEW DISTRIBUTION CENTER FOR THE RETAIL STORES WHICH PRESENTS OPERATIONAL RISKS AND WILL REQUIRE A SIGNIFICANT INVESTMENT.

         We intend during 2001 to build a distribution center for our retail store operations with a view towards the facility commencing operation in early 2002. This change in logistic supply for our retail stores presents an opportunity to improve our financial performance, but will require significant upfront costs and presents operational risks as we change some of our historical operating techniques.

NET SALES OF OUR E-COMMERCE BUSINESS COULD DECREASE IF OUR ONLINE SECURITY MEASURES FAIL.

         Our relationships with our e-commerce customers may be adversely affected if the security measures that we use to protect their personal information, such as credit card numbers, are ineffective. If, as a result, we lose many customers, our net sales could decrease. We rely on security and authentication technology that we license from third parties. With this technology, we perform real-time credit card authorization and verification with our bank. We cannot predict whether events or developments will result in a compromise or breach of the technology we use to protect a customer's personal information. Furthermore, our servers may be vulnerable to computer viruses, physical or electronic break-ins and similar disruptions. We may need to expend significant additional capital and other resources to protect against a security breach or to alleviate problems caused by any breaches. We cannot assure that we can prevent all security breaches.

IF WE DO NOT RESPOND TO RAPID TECHNOLOGICAL CHANGES, OUR SERVICES COULD BECOME OBSOLETE AND WE COULD LOSE CUSTOMERS.

         If we face material delays in introducing new services, products and enhancements, our e-commerce customers may forego the use of our services and use those of our competitors. To remain competitive, we must continue to enhance and improve the functionality and features of our online store. The Internet and the online commerce industry are rapidly changing. If competitors introduce new products and services embodying new technologies, or if new industry standards and practices emerge, our existing website and proprietary technology and systems may become obsolete. To develop our website and other proprietary technology entails significant technical and business risks. We may use new technologies ineffectively or we may fail to adapt our website, our transaction processing systems and our computer network to meet customer requirements or emerging industry standards. In addition, the success of e-commerce may result in greater efficiency and lower prices, which could have an adverse effect on selling prices and margins in our retail store business and in our catalog business and generally constrain profitability in the specialty retail business.

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WE MAY NEED TO CHANGE THE MANNER IN WHICH WE CONDUCT OUR BUSINESS IF  GOVERNMENT
REGULATION INCREASES.

         The adoption or modification of laws or regulations relating to the Internet could adversely affect the manner in which we currently conduct our e-commerce business. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on us. Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The law of the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, consumer privacy, taxation of e-commerce transactions and the like are interpreted and enforced.

WE HAVE A LIMITED HISTORY OF TRADING ON THE NASDAQ NATIONAL MARKET; OUR STOCK PRICE COULD BE VOLATILE.

         We began trading on the Nasdaq National Market on March 14, 1997. The market price of our shares of common stock has been subject to significant fluctuations in response to our operating results and other factors, including announcements by our competitors, and those fluctuations will likely continue in the future. In addition, the stock market in recent years has experienced significant price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of particular companies. These fluctuations, as well as a shortfall in sales or earnings compared to public market analysts' expectations, changes in analysts' recommendations or projections, and general economic and market conditions, may adversely affect the market price of our common stock.

                                  --------------

         The statements made by our management and furnished in this Report and on the teleconference speak as of the date of this Report only, and it should not be assumed that the statements made herein remain accurate as of any future date. GUITAR CENTER DOES NOT PRESENTLY INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES. Accordingly, investors are urged not to place undue reliance on the forward-looking data furnished in this Report or on the teleconference.

                                  * * * * * * *




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                   GUITAR CENTER, INC.



Date:  November 9, 2000            By    /S/  BRUCE ROSS
                                         -------------------------------------
                                         NAME:      Bruce Ross
                                         TITLE:     Executive Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
  NO.                DESCRIPTION                                      PAGE
-------              -----------                                    ------------
99.1                 Management Operating Model for
                     2001 as of November 9, 2000




                                    * * * * *


                                       II-1